UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 22, 2014
Date of Report (Date of earliest event reported)

Vapor Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-51159	98-0427526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 SW 47TH AVENUE Suite 415 Davie, Florida	33314
(Address of principal executive offices)	(Zip Code)

(954) 792-8450
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Section 5.03 - Amendments to Articles of Incorporation

On July 22, 2014, Vapor Group Inc., a Florida corporation (the "Company" or the “Registrant”) announced that its Board of Directors, with the approval of a majority of votes of its shareholders, had approved an amendment changing Article IV, “Capital Stock”, of the Company’s Articles of Incorporation (the “Amendment”), wherein the total quantity of authorized shares of common stock of the Registrant shall be reduced to one (1) billion (1,000,000,000) shares from two (2) billion (2,000,000,000) shares.

The Amendment has been submitted to the Florida Secretary of State and shall be effective as of the date it is accepted and file-stamped by the State of Florida.

SECTION 8 – OTHER EVENTS

None.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits:

Exh. No.	Date	Document
5.03	July 22, 2014	Amendment to Articles of Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapor Group, Inc.

DATE: July 22, 2014	By:	/s/ Dror Svorai
	Name:	Dror Svorai
	Title:	Chief Executive Officer

3